                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                   FORM 8-K/A

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
               15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934.

                                November 21, 2001
                Date of Report (Date of Earliest Event Reported)

                                Neogenomics, Inc.
                (F/K/A American Communications Enterprises, Inc.)
               (Exact name of registrant as specified in charter)

                        Commission File Number: 333-72097

          Nevada                                           74-2897368
(State of Incorporation)                            (I.R.S. Employer I.D. No)

                             1726 Medical Boulevard
                                   Suite 201
                                Naples, FL 34108
                    (Address of Principal Executive Offices)

                                 (941) 923-1949
              (Registrant's Telephone Number, Including Area Code)

Item 1.    CHANGES IN CONTROL OF REGISTRANT

           None.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

        As reported in its Current Report on Form 8-K filed December 3, 2001, pursuant to an Agreement and Plan of Exchange (the "Agreement") with Dr. Michael
Dent ("Dr. Dent") and Neogenomics, Inc., a Florida corporation ("Neogenomics"),
Registrant acquired 100% of the issued and outstanding common stock of
Neogenomics, which Dr. Dent owned prior to the transaction. After consummation of the transaction, Dr. Dent owns directly 119,250,000 shares, or 41.7%, of the
Registrant's outstanding common stock. Dr. Dent also has right to receive an additional 119,250,000 shares based on achievement of certain milestones by
Neogenomics. In addition, pursuant to the Agreement, Dr. Dent was appointed president of the Registrant and has the present right to appoint a majority of the directors of the Registrant.

        Neogenomics is a Florida bio-tech startup company organized for the principal purpose of developing genomics tools for women's diseases, such as ovarian cancer, and the early diagnosis of neonatal illness. If Neogenomics meets all of the performance milestones provided for in the Agreement, and if
Dr. Dent earns and exercises all of the stock options provided for by his
Employment Agreement with the Registrant, Dr. Dent will own 373,500,000 shares of the Registrant's common stock, potentially representing 69.2% of the then-outstanding common stock.

        In addition, Tampa Bay Financial, Inc., a Florida corporation affiliated with the Registrant prior to the transaction, has agreed that upon the achievement by Neogenomics of certain milestones, it will provide up to $1,500,000 in financing to the Registrant by the purchase of 45,000,000 restricted shares of the Registrant's common stock. Tampa Bay Financial is obliged to purchase specified amounts of such stock upon the achievement of the same milestones that result in the issuance to
Dr. Dent of additional stock under the Agreement.

        On January 14, 2002, the Registrant changed its name to Neogenomics, Inc.

        With this Amendment, the Registrant files the financial statements of businesses acquired and pro forma financial information required by Item 7.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.

Item 5.   OTHER EVENTS

          None.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          None.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired.

          Audited financial statements of Neogenomics, Inc. as of November 14, 2001 and for the period June1, 2001 (date of incorporation) through November 14,
          2001.

     (b)  Pro forma financial information.

          Pro forma combined financial information

     (c)  Exhibits:

          2.1* Agreement and Plan of Exchange dated November 14, 2001, by and among
          American Communications Enterprises, Inc., Tampa Bay Financial, Inc.,
          Neogenomics, Inc. and Michael T. Dent, M.D. (previously filed as Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the period ended September
          30, 2001).

      * Previously filed as Exhibits to the Registrant's Current Report on Form
      8-K filed December 3, 2001

Item 8.   CHANGE IN FISCAL YEAR

          None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 5th day of February, 2002.

                                                            Neogenomics, Inc.

                                                            By:/s/ Michael T. Dent
                                                               Michael T. Dent, M.D.,
                                                               Chief Executive Officer

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial statements of businesses acquired.

                                NeoGenomics, Inc.

                        (A Development Stage Enterprise)

                                TABLE OF CONTENTS

Independent Auditors' Report                                        F-2

Financial Statements as of and for the period June 1,
2001 (date of incorporation) to November 14, 2001:

    Balance Sheet                                                   F-3

    Statement of Operations                                         F-4

    Statement of Stockholder's Equity                               F-5

    Statement of Cash Flows                                         F-6

    Notes to Financial Statements                                   F-7

                                       F-1

INDEPENDENT AUDITORS' REPORT

To the Stockholder of NeoGenomics, Inc.:

We have audited the accompanying balance sheet of NeoGenomics, Inc. (the
"Company"), a development stage enterprise, as of November 14, 2001, and the related statements of operations, stockholder's equity and cash flows for the period June 1, 2001 (date of incorporation) to November 14, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and the disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of November 14,
2001, and the results of its operations and its cash flows for the period June
1, 2001 (date of incorporation) to November 14, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Notes A and B to the financial statements, the Company is in the development stage, has incurred a net loss, anticipates incurring net losses in the foreseeable future and will require a significant amount of capital to commence its planned principal operations and proceed with its business plan. As of the date of these financial statements, no significant capital has been raised, and as such there is no assurance that the Company will be successful in its efforts to raise the necessary capital to commence its planned principal operations and/or implement its business plan. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to this matter are described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kingery, Crouse & Hohl, P.A.

Tampa, FL

February 5, 2002

                                       F-2

                               NeoGenomics, Inc.
                        (A Development Stage Enterprise)

                      BALANCE SHEET AS OF NOVEMBER 14, 2001

                                     ASSETS

Current Assets - Cash and cash equivalents                       $    939

Deposits                                                            1,300

Total                                                            $  2,239
                                                                 =========

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities -  Due to affiliate                                  $  1,500

Stockholder's Equity:
Common stock - $0.01 par value, 100 shares
        authorized, issued and outstanding                              1
Additional paid-in capital                                         26,499
Deficit accumulated during development stage                      (25,761)

   Total stockholder's equity                                         739

Total                                                            $  2,239
                                                                 =========

See notes to financial statements.

                                       F-3

                                NeoGenomics, Inc.
                        (A Development Stage Enterprise)

                             STATEMENT OF OPERATIONS
               for the period June 1, 2001 (date of incorporation)
                              to November 14, 2001

REVENUES                                               $  1,000

EXPENSES:
   Employee compensation                                 21,000
   Office rent                                            5,500
   Advertising                                              157
   Bank service charges                                      65
   Printing and reproduction                                 39
    Total expenses                                       26,761

Net Loss                                               $(25,761)
                                                       =========

Net Loss Per Share - Basic and Diluted                 $(257.61)
                                                       =========

Weighted Average Number of Shares Outstanding               100
                                                       =========

See notes to financial statements.

                                       F-4

                                NeoGenomics, Inc.
                        (A Development Stage Enterprise)

                        STATEMENT OF STOCKHOLDER'S EQUITY
               for the period June 1, 2001 (date of incorporation)
                              to November 14, 2001

                                                                                     Deficit
                                                                                   Accumulated
                                                                   Additional       During the
                                          Common Stock               Paid-In       Development
                                      Shares         Amount          Capital          Stage         Total

Balances, June 1, 2001 (date
of  incorporation)                        -         $    -         $       -       $       -       $      -

Issuance of common stock                100              1                 -               -              1

Services and office space
contributed by founding
stockholder                               -              -            26,499               -         26,499

Net loss                                  -              -                 -         (25,761)       (25,761)

Balances,
November 14, 2001                       100         $    1         $  26,499       $ (25,761)      $    739
                                     =======        =======        =========       ==========      =========

See notes to financial statements.

                                       F-5

                                NeoGenomics, Inc.
                        (A Development Stage Enterprise)

                             STATEMENT OF CASH FLOWS
               for the period June 1, 2001 (date of incorporation)
                              to November 14, 2001

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                    $  (25,761)
    Adjustment to reconcile net loss to
         net cash provided by operating activities:
     Non-cash expenses                                              26,500
     Increase in deposits                                           (1,300)
     Increase in due to affiliate                                    1,500

NET CASH PROVIDED BY OPERATING ACTIVITIES                              939

NET INCREASE IN CASH AND CASH EQUIVALENTS                              939

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           -

CASH AND CASH EQUIVALENTS,  END OF PERIOD                       $      939
                                                                ===========

         Interest Paid                                          $        -
                                                                ===========

         Taxes Paid                                             $        -
                                                                ===========

See notes to financial statements

                                       F-6
                                       10

                                NeoGenomics, Inc.
                        (A Development Stage Enterprise)

                          NOTES TO FINANCIAL STATEMENTS

NOTE A - FORMATION AND OPERATIONS OF THE COMPANY

NeoGenomics, Inc. ("we", "us", "our") was incorporated under the laws of the state of Florida on June 1, 2001. We are considered to be in the development stage as defined in Financial Accounting Standards Board Statement No. 7, and
are a bio-tech company organized for the principal purpose of developing genomic tools for women's diseases, such as ovarian cancer, and the early diagnosis of neonatal illness. Our planned principal operations have not commenced; therefore most of our accounting policies and procedures have not yet been established.

On November 14, 2001, we agreed to be acquired by American Communications
Enterprises, Inc. ("ACE") which was formed in 1998 and succeeded to our name on
January 14, 2002. For financial statement purposes, the acquisition has been treated as a reverse acquisition with us being treated as the acquirer.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. The reported amounts of revenues and expenses during the reporting period may be affected by the estimates and assumptions we are required to make.
Actual results could differ from our estimates.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. We incurred a net loss of $25,761 through November 14, 200, anticipate incurring net losses for the foreseeable future and will require a significant amount of capital to commence our planned principal operations and proceed with our business plan. Accordingly, our ability to continue as a going concern is dependent upon our ability to secure an adequate amount of capital to finance our planned principal operations and implement our business plan. Our plans are to issue debt, however, there is no assurance that we will be successful in our efforts to raise the amount of capital necessary to proceed with our business plan. These factors, among others, indicate that we may be unable to continue as a going concern for a reasonable period of time.

Our financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

NOTE C - RELATED PARTY TRANSACTIONS

During the period June 1, 2001 (date of incorporation) to November 14, 2001, we recognized $21,000 of employee compensation. We believe this amount represents the fair value of services provided to us by our president during this period.
In addition, our President provided a portion of his home for office space for no consideration, for which we believe the fair value was approximately $5,500.
Accordingly, this amount has been reflected as office rent in the accompanying statement of operations. Because this compensation and rent will not be paid, now or in the future, the amounts have been reflected as increases in additional paid-in capital in the accompanying balance sheet

                                       F-7
                                       11

The due to affiliate consists of an unsecured, non-interest bearing advance from an affiliate of the sole stockholder and is due on demand.

NOTE D - INCOME TAXES

During the period June 1, 2001 (date of incorporation) to November 14, 2001, we recognized losses for both financial and tax reporting purposes. Accordingly, no deferred taxes have been provided for in the accompanying statement of operations.

At November 14, 2001, we had a net operating loss carryforward of approximately
$25,800 for income tax purposes. This carryforward is available to offset future taxable income through the period ended November 14, 2021. The deferred income tax asset arising from this net operating loss carryforward is not recorded in the accompanying balance sheet because we established a valuation allowance to fully reserve such asset as its realization did not meet the required asset recognition standard established by SFAS 109.

NOTE E - LOSS PER SHARE

We compute net loss per share in accordance with SFAS No. 128 "Earnings per
Share" ("SFAS No. 128") and SEC Staff Accounting Bulletin No. 98 ("SAB 98").
Under the provisions of SFAS No. 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of common shares outstanding during the period. Diluted net loss per share is computed by dividing the net loss for the period by the number of common and common equivalent shares outstanding during the period. As of November 14, 2001, there were no dilutive shares outstanding;
accordingly diluted net loss per share and basic net loss per share are the same.

                                       F-8
                                       12

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (b)   Pro forma financial information.

                                Neogenomics, Inc.
                (f/k/a American Communications Enterprises, Inc.)
                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited pro forma combined condensed financial statements include the historical and pro forma effects of the acquisition of Neogenomics,
Inc. These pro forma financial statements also include the historical and pro forma effects of the issuance of 119,250,000 shares of common stock.

The following unaudited pro forma combined condensed financial statements have been prepared by our management from our historical financial statements and the historical financial statements of Neogenomics, Inc., which are included in this form 8K/A. The unaudited pro forma combined condensed statements of operations reflect adjustments as if the transactions had occurred on January 1, 2001. The unaudited pro forma combined condensed balance sheet reflects adjustments as if the transactions had occurred on January 1, 2001. See "Note 1 - Basis of
Presentation." The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that management believes are reasonable in the circumstances.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of what the financial position or results of operations actually would have been if the transaction had occurred on the applicable dates indicated. Moreover, they are not intended to be indicative of future results of operations or financial position. The unaudited pro forma combined condensed financial statements should be read in conjunction with our historical financial statements and Neogenomics, Inc. and related notes thereto, which are included in this form 8K/A.

                                       13

 NEOGENOMICS, INC. (F/K/A AMERICAN COMMUNICATIONS ENTERPRISES, INC.) AND NEOGENOMICS, INC.
                        COMBINED CONDENSED BALANCE SHEETS
                               September 30, 2001
                                   (Unaudited)

                                                                         Neogenomics, Inc.
                                                                          (f/k/a American
                                                     Neogenomics,        Communications        ProForma       ProForma
ASSETS                                                   Inc.           Enterprises, Inc.)    Adjustments      Totals

CURRENT ASSETS - CASH                                $     939           $       500         $       -     $     1,439

Deposits                                                 1,300                     -                 -           1,300

TOTAL                                                $   2,239           $       500         $       -     $     2,739
                                                     ==========          ============        =========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable                                     $       -           $     9,734         $       -     $     9,734
Accrued consulting fees                                      -               329,500                 -         329,500
Advances payable to related party                        1,500               130,929                 -         132,429

                Total current liabilities                1,500               470,163                 -         471,663

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock                                                 1             1,321,983           119,250  (a)  1,348,483
                                                                                               (92,751) (b)
Additional paid-in capital                              26,499                     -          (119,250) (a)          -
                                                                                                92,751  (b)
Deficit accumulated during the development stage       (25,761)           (1,791,646)                       (1,817,407)
                Total stockholders' equity deficit         739              (469,663)                -        (468,924)

TOTAL                                                $   2,239           $       500         $       -     $     2,739
                                                     ==========          ============        ==========    ============

                                       14

 NEOGENOMICS, INC. (F/K/A AMERICAN COMMUNICATIONS ENTERPRISES, INC.) AND NEOGENOMICS, INC.
                   COMBINED CONDENSED STATEMENT OF OPERATIONS
              FOR THE PERIOD JANUARY 1, 2001 TO SEPTEMBER 30, 2001
                                   (Unaudited)

                                                      Neogenomics, Inc.
                                                       (f/k/a American
                                   Neogenomics,        Communications        ProForma       ProForma
                                       Inc.           Enterprises, Inc.)    Adjustments      Totals

REVENUES                           $    1,000            $         -         $     -       $    1,000

COSTS OF REVENUES                           -                      -               -                -

GROSS PROFIT                            1,000                      -               -            1,000

OPERATING EXPENSES
  General and administrative           26,761                344,820               -          371,581
       Total operating expense         26,761                344,820               -          371,581

LOSS FROM OPERATIONS                  (25,761)              (344,820)              -         (370,581)

OTHER INCOME (EXPENSE):                     -                      -               -                -

NET LOSS                           $  (25,761)           $  (344,820)        $     -       $ (370,581)
                                   ===========           ============        ========      ===========

NET LOSS PER SHARE
Basic and diluted                  $    (0.00)           $     (0.00)                      $    (0.00)
                                   ===========           ============                      ===========
Weighted average number of
shares - basic and diluted         119,250,000            72,096,000                       191,346,000
                                   ===========           ============                      ===========

                                       15

                                Neogenomics, Inc.
                (f/k/a American Communications Enterprises, Inc.)
           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)

1.   BASIS OF PRESENTATION

        The accompanying unaudited pro forma combined condensed statements of operations present the our historical results of operations for the nine months ended September 30, 2001and Neogenomics, Inc. for the period June 1, 2001 (date of incorporation) to November 14, 2001 with pro forma adjustments as if the transaction had taken place on January 1, 2001. The unaudited pro forma combined condensed balance sheet presents the our historical balance sheet as of
September 30, 2001 and Neogenomics as of November 14, 2001, with pro forma adjustments as if the transaction had been consummated as of January 1, 2001 in a transaction accounted for as a purchase in accordance with accounting principles generally accepted in the United States of America.

        Certain reclassifications have been made to the historical financial
Statements to conform to the pro forma combined condensed financial statement presentation.

2.   PRO FORMA ADJUSTMENTS

     The following adjustments give pro forma effect to the transaction:

(a)      To record issuance of 119,250,000 shares of common stock at $0.001 par value:

                 Common stock                         $    119,250
                 Additional paid in capital               (119,250)

                                                      $          -
                                                      =============

(b)      To eliminate negative additional paid in capital

                 Common stock                         $    (92,751)
                 Additional paid in capital                 92,751

                                                      $          -
                                                      =============